SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):  April 15, 2002

Eos International, Inc. (Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)

0-15586 (Commission File Number)	52-1373960 (IRS Employer Identification No.)

888 7th Avenue, 13th Floor, New York, New York (Address of principal executive offices)	10106 (Zip Code)

(212) 887-6869 (Registrant’s telephone number)

Not Applicable (Former name or former address, if changed since last Report)

      This amendment to Current Report on Form 8-K/A amends and replaces in its entirety the Current Report on Form 8-K filed by Eos International, Inc. with the Securities and Exchange Commission on April 16, 2002.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events

     On April 16, 2002, Eos International, Inc. issued a press release announcing that it entered into agreements (the “Agreements”) with its short-term bridge loan lenders to amend the terms of their notes (the “Notes”), common stock warrants, and related registration rights agreement. The Agreements, among other things, extend the maturity date of the Notes until May 15, 2002.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits.

Exhibit No.	Title

10.77	Agreement made as of April 15, 2002 between Eos International, Inc. and Weichert Enterprises, LLC

10.78	Agreement made as of April 15, 2002 between Eos International, Inc. and DL Holdings I, LLC

10.79	Agreement made as of April 15, 2002 between Eos International, Inc. and Weichert Enterprises, LLC and DL Holdings I, LLC

99	Press Release, dated April 16, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2002	EOS INTERNATIONAL, INC. By: PETER A. LUND —————————————— Peter A. Lund Chairman

EXHIBIT INDEX

Exhibit No.	Title

10.77	Agreement made as of April 15, 2002 between Eos International, Inc. and Weichert Enterprises, LLC

10.78	Agreement made as of April 15, 2002 between Eos International, Inc. and DL Holdings I, LLC

10.79	Agreement made as of April 15, 2002 between Eos International, Inc. and Weichert Enterprises, LLC and DL Holdings I, LLC

99	Press Release, dated April 16, 2002